Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Woodson M. Hobbs, certify that:
1.	I have reviewed this annual report on Form 10-K/A of Phoenix Technologies Ltd.; and

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 11, 2010	By:	/s/ Woodson M. Hobbs
Woodson M. Hobbs
President and Chief Executive Officer (Principal Executive Officer)